UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2025 (October 31, 2024)

Mr. Cooper Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8950 Cypress Waters Blvd.

Coppell, TX 75019

(Address of Principal Executive Offices, and Zip Code)

469-549-2000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COOP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 6, 2024, Mr. Cooper Group Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report that on October 31, 2024, Nationstar Mortgage LLC (“Nationstar”), a Delaware limited liability company and operating subsidiary of the Company, completed its previously announced acquisition (the “Acquisition”) of certain assets, including mortgage servicing rights and related advances, customer relationship intangibles associated with subservicing contracts, and third-party origination operations (the “Acquired Business”) from Flagstar Bank, N.A., a national banking association and a wholly owned subsidiary of Flagstar Financial, Inc. (f/k/a New York Community Bancorp, Inc.).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements and the pro forma financial information required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited abbreviated statement of assets acquired and liabilities assumed of the Acquired Business as of December 31, 2023 and the audited abbreviated statement of revenues and direct expenses of the Acquired Business for the year ended December 31, 2023 are attached hereto as Exhibit 99.1 and incorporated herein by reference herein.

The unaudited abbreviated interim financial statements of the Acquired Business as of and for the nine months ended September 30, 2024 are attached hereto as Exhibit 99.2 and incorporated herein by reference herein.

(b) Pro forma financial information.

The unaudited pro forma financial information of the Acquired Business required to be filed in connection with the acquisition described in Item 2.01 in the Original Form 8-K is filed as Exhibit 99.3.

(d) Exhibits

Exhibit Number	Exhibit

23.1	Consent of KPMG LLP
99.1	Audited abbreviated statement of assets acquired and liabilities assumed of the Acquired Business as of December 31, 2023 and the audited abbreviated statement of revenues and direct expenses of the Acquired Business for the year ended December 31, 2023
99.2	Unaudited abbreviated interim financial statements of the Acquired Business as of and for the nine months ended September 30, 2024
99.3	Unaudited Pro Forma Financial Information of the Acquired Business

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mr. Cooper Group Inc.

Date: January 16, 2025	By:	/s/ Kurt Johnson
Kurt Johnson Executive Vice President & Chief Financial Officer